                                                                    Exhibit 10.7

                            INTERCREDITOR AGREEMENT
                            -----------------------



     THIS AGREEMENT is made as of July 24, 1996, by and among First Bank National Association ("First Bank"), Northwestern National Life Insurance Company ("Northwestern"), Northern Life Insurance Company ("Northern"), and ReliaStar Bankers Security Life Insurance Company, as successor by merger to The North Atlantic Life Insurance Company ("Bankers", and together with Northwestern and Northern collectively referred to as the "ReliaStar Group"), and The Prudential Insurance Company of America ("Prudential Insurance"), Pruco Life Insurance Company ("Pruco"), and Prudential Property and Casualty Insurance Company ("Prupac", and together with Prudential Insurance and Pruco collectively referred to as "Prudential").

                                    RECITALS

     Pursuant to that certain Amended and Restated Credit Agreement dated June 30, 1996, by and between Universal Hospital Services, Inc., a Minnesota corporation (the "Borrower") and First Bank, as it may be amended and replaced from time to time (the "First Bank Credit Agreement"), First Bank has extended to the Borrower a $12,000,000 revolving line of credit which may increase to a $20,000,000 revolving line of credit as evidenced by one or more present and future promissory notes executed or to be executed by the Borrower and made payable to the order of First Bank (all such notes together with any amendments, extensions, renewals and replacements thereof, collectively called the "First Bank Notes").

     Pursuant to that certain Note Purchase Agreement dated as of November 24, 1992 by and among the Borrower, Northwestern, Northern and Bankers, and that certain Note Purchase Agreement dated as of March 1, 1995 by and between the Borrower and Northern, as each may be amended and replaced from time to time (collectively called the "ReliaStar Loan Agreements"), the Borrower has issued promissory notes (i) in the original principal amount of $3,000,000 payable to Northwestern or its registered assigns, (ii) in the original principal amount of $7,000,000 payable to Northern or its registered assigns, (iii) in the original principal amount of $2,000,000 payable to Bankers or its registered assigns, and
(iv) in the original principal amount of $3,000,000.00 payable to Northern or its registered assigns (all such notes together with any amendments, extensions, renewals and replacements thereof, collectively called the "ReliaStar Group Notes").

     Pursuant to that certain Note Purchase and Private Shelf Agreement dated as of July 24, 1996 by and between the Borrower and Prudential, as it may be amended and replaced from time to time (the "Prudential Loan Agreement"), the Borrower has issued one or more promissory notes in the aggregate original principal amount of $10,000,000 payable to Prudential Insurance and may issue one or more additional promissory notes in the aggregate original principal amount not exceeding $4,000,000 payable to Prudential (all such notes together with any amendments, extensions, renewals and replacements thereof, collectively called the "Prudential Notes").

     The First Bank Notes, the ReliaStar Group Notes, and the Prudential Notes are hereinafter sometimes collectively called the "Senior Debt". All references in this Agreement to the ReliaStar Group mean any one or more of the entities collectively referred to as the ReliaStar Group. All references in this Agreement to Prudential mean any one or more of the entities collectively referred as Prudential.

     First Bank, the ReliaStar Group, and Prudential desire to set forth certain respective priorities of First Bank, the ReliaStar Group, and Prudential, with respect to their respective rights and obligations under the various notes and agreements referred to above and the documents related thereto.

     In consideration of the foregoing and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all of the parties, First Bank, the ReliaStar Group, and Prudential hereby warrant, represent, certify and agree as follows:

     1.   Priority of Liens.

          In the event the Borrower or any one or more Subsidiaries, creates, assumes or suffers to exist any lien upon any of its assets to secure any of the First Bank Notes or any of the ReliaStar Group Notes or any of the Prudential Notes, then in such event First Bank, the ReliaStar Group, and Prudential shall cause to be made effective a provision whereby all notes evidencing the Senior Debt will be secured by such lien equally and ratably. The foregoing shall not be deemed to be a consent by any party to the Borrower's or any Subsidiary's creation of any lien in violation of any agreement.

     2.   Notices.

          First Bank, the ReliaStar Group, and Prudential each shall use their best efforts to give to the other copies of any notice of the occurrence or existence of an event of default or default under their respective notes and/or agreements sent to the Borrower, simultaneously with the sending of such notice to the Borrower, but the failure to do so shall not affect the validity or priority of any note or agreement executed by the Borrower or create a cause of action against the party failing to give such notice or create any claim or right on behalf of any person or entity. The sending of such notice shall not give the recipient of such notice the obligation to cure such event of default or default.

     3.   Exercise of Set-Off.

          In the event that First Bank exercises its right to apply any deposits of the Borrower with First Bank (including unmatured time deposits) to the payment of any of the First Bank Notes, or to any other indebtedness of the Borrower to First Bank, upon the occurrence of an Event of Default (as that term is defined in the First Bank Credit Agreement), First Bank shall share such proceeds on a pro rata basis with the other holders of the Senior Debt based upon the then outstanding amounts due under the First Bank Notes and the ReliaStar Group Notes and the Prudential Notes.

          Notwithstanding the foregoing, this Section 3 shall not apply to First Bank's collection of payments under any of the First Bank Notes and the First Bank Credit Agreement in the ordinary course prior to the acceleration or maturity of such First Bank Note.

     4.   No Additional Rights for the Borrower Hereunder.

          If First Bank or the ReliaStar Group or Prudential, in violation of this Agreement, shall take or fail to take any action, the Borrower shall not use such violation as a defense to the enforcement of any of the rights or remedies available to First Bank or the ReliaStar Group or Prudential, nor shall the Borrower assert such violation as a counterclaim or basis for set-off or recoupment against First Bank or the ReliaStar Group or Prudential.

     5.   Notices to Parties.

          All notices and other communications under this Agreement shall be in writing and shall be delivered in person or deposited in the United States mail, postage prepaid, addressed as follows:

          If to First Bank:

               First Bank National Association
               Attention: Mr. Richard Trembley
               601 Second Avenue South
               Minneapolis, MN  55402-4302

          If to the ReliaStar Group:

               Northwestern National Life Insurance Company
               Northern Life Insurance Company
               ReliaStar Bankers Security Life Insurance Company
               c/o Washington Square Advisers, Inc.
               Attention: Mr. Frank Pintens
               100 Washington Square, Suite 700
               Minneapolis, MN  55401-2121

          If to Prudential:

               The Prudential Insurance Company of America
               Pruco Life Insurance Company
               Prudential Property and Casualty Insurance Company
               Attention: Mr. Scott Fischer
               Prudential Capital Group
               Two Prudential Plaza, Suite 5600
               180 North Stetson Street
               Chicago, IL 60601

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 5.

     6.   Definition.
          ----------

          "Subsidiary" means any corporation or company of which more than 50% of the outstanding shares of capital stock or interests having general voting power under ordinary circumstances to elect a majority of the board of such corporation or company, irrespective of whether or not at the time stock or interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other such corporations or companies, or by one or more other such corporations or companies.

     7.   Miscellaneous.
          -------------

          This Agreement supersedes and replaces the Intercreditor Agreement by and among First Bank and the ReliaStar Group (formerly known as the NWNL Group) dated October 18, 1995. No provision of this Agreement can be amended, modified, waived or terminated, except by a writing executed by all of the parties hereto. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota. This Agreement shall bind and benefit the parties hereto and their respective successors and assigns, including without limitation any subsequent holders of any of the notes referred to herein. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one and the same agreement.

     Executed as of the date first above written.


                                       FIRST BANK NATIONAL ASSOCIATION


                                       By  /s/ Richard G. Trembley
                                           -----------------------------

                                       Title  Assistant Vice President
                                              --------------------------

                                       NORTHWESTERN NATIONAL LIFE
                                       INSURANCE COMPANY


                                       By /s/ Frank P. Pintens
                                          -----------------------------

                                       Title Authorized Representative
                                             --------------------------


                                       NORTHERN LIFE INSURANCE COMPANY


                                       By /s/ Frank P. Pintens
                                          ----------------------------

                                       Title Assistant Treasurer
                                             -------------------------


                                       RELIASTAR BANKERS SECURITY LIFE
                                       INSURANCE COMPANY


                                       By /s/ James V. Wittich
                                          ----------------------------

                                       Title Vice President
                                             -------------------------



                                       By /s/ Frank P. Pintens
                                          ----------------------------

                                       Title Assistant Treasurer
                                             -------------------------


                                       THE PRUDENTIAL INSURANCE
                                       COMPANY OF AMERICA


                                       By /s/ Mark Hoffmeister
                                          ----------------------------

                                       Title Vice President
                                             -------------------------


                                       PRUCO LIFE INSURANCE COMPANY


                                       By /s/ Mark Hoffmeister
                                          ----------------------------

                                       Title Vice President
                                             -------------------------


                                       PRUDENTIAL PROPERTY AND CASUALTY
                                       INSURANCE COMPANY


                                       By /s/ Mark Hoffmeister
                                          ----------------------------

                                       Title Vice President
                                             -------------------------

                         ACKNOWLEDGEMENT AND AGREEMENT
                         -----------------------------


     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Universal Hospital Services, Inc., a Minnesota corporation, hereby acknowledges, agrees and consents to the terms, covenants and conditions of the Intercreditor Agreement dated July 24, 1996 by and among First Bank National Association, Northwestern National Life Insurance Company, Northern Life Insurance Company, ReliaStar Bankers Security Life Insurance Company, The Prudential Insurance Company of America, Prudential Life Insurance Company, and Prudential Property and Casualty Insurance Company.


Date:  July 24, 1996


                                       UNIVERSAL HOSPITAL SERVICES, INC.


                                          /s/ David E. Dovenberg
                                       By --------------------------------

                                             Vice President of Finance and
                                             Chief Financial Officer
                                       Title -----------------------------






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